SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 20, 2001

Date of report (Date of earliest event reported)

Mesaba Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-17895	41-1616499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7501 26th Avenue South, Minneapolis, Minnesota 55450

(Address of Principal Executive Offices, including Zip Code)

(612) 726-5151

(Registrant's Telephone Number, including Area Code)

ITEM 5.          OTHER EVENTS

                On November 20, 2001, Mesaba Holdings, Inc. and Mesaba Aviation, Inc. ("Mesaba") entered into a letter agreement with Northwest Airlines, Inc. ("NWA") attached hereto as Exhibit 10.1, under which (a) Mesaba agreed to certain economic concessions under the Airline Services Agreement and Regional Jet Services Agreement between Mesaba and NWA during the period of October 1, 2001 through December 31, 2001, and (b) Mesaba and NWA agreed to expand Mesaba's Saab operations in Memphis, Tennessee beginning in early 2002.

                Reference is made to the press release issued by Mesaba on November 21, 2001, and attached hereto as Exhibit 99.1, relating to the matters described above.

ITEM 7           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)   Exhibits

                10.1         Letter Agreement, dated November 20, 2001.

                99.1         Press Release, dated November 21,  2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on November 23, 2001.

MESABA HOLDINGS, INC.

By:	/s/Robert E. Weil
Robert E. Weil
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit

Number                Description

10.1                         Letter Agreement, dated November 20, 2001.

99.1                         Press Release, dated November 21, 2001.